Exhibit 99.1

William Blair & Co. 25th Annual Growth Stock Conference

Exhibit 99.1

June 22, 2005

Jay Bertelli, Chief Executive Officer Bob Hult, Chief Financial Officer

Forward-Looking Safe Harbor Statement

Mercury management will present an overview and outlook for the Company. In addition, Company representatives will answer questions concerning business and financial developments, trends, and other matters affecting the Company, some of the responses to which may contain information that has not been previously disclosed. This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to anticipated fiscal 2005 business performance. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen economic weakness in the Company's markets, effects of continued geo-political unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing various engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, the failure to locate favorable acquisition and partnership opportunities, risks associated with the integration of acquisitions, failure of the acquisition to achieve desired or projected results, continued funding of defense programs, timing of such fundings, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, and various other factors beyond the Company's control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and Exchange Commission. The Company cautions audience members not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

Company Overview

FY05 Revenues Projection: $245 M*

60%*

Defense Electronics

20%*

Imaging & Visualization Solutions

20%*

OEM Solutions

June Fiscal Year End

Founded in 1981

Leading provider of innovative, engineered computing solutions for compute-intensive applications Office locations in U.S., UK, France, Germany and Japan; R&D centers in U.S., France, and Germany 733 employees worldwide; 300 engineers Investment in knowledge of customer applications

*Per company guidance, April 21, 2005 conference call

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

Mercury Technology in Action

Sensor data- scanned wafers

J-STARS Aircraft

Mobile C-Arm (Digital X-Ray)

Image and Signal Processing

MERCURY TECHNOLOGY

Wafer Inspection

Radar Image Display

3-D Image Reconstruction

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

Defense Electronics Group (DEG)

© Mercury Computer Systems, Inc.

Defense Electronics Group

Deployed across all environments

Air, land, and sea platforms

Commercial, rugged, and conduction- and spray-cooled configurations

Provide full life-cycle support

From R&D through deployment

Positioned for growth

Driving innovation for the next-generation applications

Representative

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

DEG Value Proposition

Real-time signal and image processing applications

Mathematical Transformations

Pulse Compression

Doppler / Clutter Filtering

Azimuth Compression

Adaptive Beam Forming

Complex Pulse Returns

Sensor

J-STARS Aircraft

Sensor streaming Scalable Real time Embedded (real estate, environmental, cooling constraints)

Radar Image Display

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

DEG Growth Drivers $3 Billion Market Opportunity

DoD transformation agenda/ISR initiative

Expansion to lower echelons

Network Centric Warfare

Available Market $3 B

Served Market $380 M

Smart Weapons Data Exploitation Imagery Software Radio In-theater procurement

Today 5 Years

*Fiscal 2004 revenues were $126M

*

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

Imaging & Visualization Solutions (IVS)

© Mercury Computer Systems, Inc.

Value Proposition

Increase Data Throughput,

Dramatically Accelerating Imaging Workflow

Acquire

Process

Visualize Distribute Archive (PACS)

Data Acquisition & Sensor Correction

Reconstruction

Volume Rendering 3D Visualization

2D (RADIN) & 3D

(ExamineRT™ Server/Thin Client)

RADIN Software

Image reconstruction, processing, and visualization All steps from scanner output to end user Embedded components and integrated solutions Broad end-to-end medical systems OEM Solution portfolio

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

Market Opportunities

Diagnostic medical imaging including molecular imaging

Interventional imaging and image-guided procedures

Biotechnology including drug discovery and molecular dynamics

Picture archives and communication system (PACS)

Geosciences (oil and gas) Simulation

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005

© Mercury Computer Systems, Inc.

Grow through Technology

June 9, 2005—“Mercury Computer Systems to Acquire SOHARD AG”

19M € $10M revenue run rate

85 employees based in Fuerth, Germany Expected to close in 3Q CY05

Software competence

Image understanding (algorithm)

Visualization solution: 2D and 3D

Immediate applications

Strengthen presence in Medical Diagnostic Imaging (MDI)

Open new market in geosciences

Open opportunities in biotechnology, simulation, geosciences

Technology leadership

Extend current expertise

From 2D to 4D

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

IVS Growth Drivers

- **Growing need for intensive computing capabilities**
  - Increased volume of data
  - Enhanced image accuracy
  - Real-time 3D: interventional
- **Market opportunities**
  - Diagnostic Medical Imaging
  - Biotechnology
  - Geosciences
  - Picture Archiving and Communication System (PACS)



Available Market
$1.7B
Served
Market
$250 M
*
BioTechnology
3D Diagnostic Imaging
PACS
3D Visualization
Modality
Today
3 Years
5 years

*Fiscal 2004 revenues were $33M

$1.7 Billion Market Opportunity



13 William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005
© Mercury Computer Systems, Inc.

OEM Solutions Group (OSG)

Wafer Inspection Example

Mercury enables wafer inspection systems that search for defects on silicon wafers

Image Correction & Defect Detection

Sensor data-scanned wafers

Small Pixel Image Processing

Digitized Image

Advanced Algorithms

Die 1 Die 2

Difference

Extract features

Defect Information

Mercury solutions solve the hardest problems

Gigabytes per second of streaming I/O and interconnect bandwidth Software-programmable solutions scalable to Teraflops

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

OSG Markets

Delivering specialized processing solutions for demanding commercial OEM applications

Semiconductor capital equipment market

Wafer and reticle inspection

Systems that process streaming data to find defects

Mask writing

Systems that generate patterns to write to semiconductor and flat-panel masks

Communications computing market

Wireless infrastructure

Next-generation packet and signal processing solutions

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

OSG Growth Drivers

Semiconductor capital equipment solutions

Processing needs outpace mainstream computing as data rates and algorithm complexity increase

Strong market demand for process control equipment

Design wins moving into production

New market opportunities in telecommunications

Industry emerging from downturn

Equipment makers rely more on external innovation

New standards will replace proprietary implementations in data and user plane, e.g., RapidIO®

Available Market $1.5 B

Served Market $170 M

*

Today 3 Years 5 years

*Fiscal 2004 revenues were $27M

Telecommunications

Semiconductor $1.5 Billion Market Opportunity

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

Value Creation: Growth

Revenue ($M)

June Fiscal Year End

Revenue growth has begun

Q3 FY05 record revenue, $64.3M

Backlog increased to $110.4M

Projected 2005 revenue growth 32%

Growth projected in all three business units

Objective: sustained 25%+ long-term revenue growth rate $180 $150 $180 $186 $245*

2001 2002 2003 2004 2005E

*Per Company guidance, April 21, 2005 conference call

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

2005 Guidance

Fiscal Year Ending June 30, 2005*

Revenues $245 M Gross Margin Percent ~66% Operating Income ~17% EPS $1.21

Figures in millions, except percent and per share data which includes adjustment for contingent convertibles

*Per Company guidance, April 21, 2005 conference call

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

Strong Balance Sheet

Historically strong balance sheet

Assets augmented by $125 million convertible debt financing

Supports open innovation growth agenda

(Quarter ended March 31, 2005)

Cash and Equivalents $226 Total Current Assets $247 Total Assets $367

Total Debt $137 Total Liabilities $180

Stockholders’ Equity $187

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

Growth through Open Innovation

Extend Mercury’s capabilities with partnerships, alliances, and acquisitions

Focused on Intellectual Property (IP), technology “fit”

Accretive within first year

Consider the size of the deal

Integrate into the company

Four recent acquisitions

TGS Group, Advanced Radio Corporation,

Momentum Computer, Inc., SOHARD AG (pending)

Expanding list of alliances/partners

NVIDIA Corporation, RADIN Group, Ziehm Imaging, Massachusetts General Hospital (MGH)

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

Timeless Business Model

FY03 FY04

Guidance FY05

Timeless Business Model

Revenue 100% 100% 100% 100% Gross Margin 66% 67% ~66% 66-67% SG&A 30% 30% 29-30% R&D 21% 21% 20-21%

Income from Operations 14% 17% ~17% 16-18%

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

MRCY Summary

Strong competitive position in attractive and growing markets Diversified revenue base – defense and commercial Straightforward operating model and financial structure Strong balance sheet, operating cash flow with significant financing flexibility Open innovation strategy through partnerships and acquisitions to enhance capability to deliver solutions across target markets

Sustain a 25% or better long-term revenue growth rate

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.

www.mc.com

NASDAQ: MRCY

William Blair & Co. 25th Annual Growth Stock Conference 6/22/2005 © Mercury Computer Systems, Inc.